SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(d)
                  of the Securities Act of 1934

        Date of Report (Date of earliest event reported):
                          April 23, 1997

                 NORFOLK SOUTHERN RAILWAY COMPANY
      (exact name of registrant as specified in its charter)

                                 1-743
                                 1-3744
                                 1-4793
          Virginia               1-546-2         53-6002016
(State or other jurisdiction  (Commission       (IRS Employer
      of incorporation)       File Number)   Identification No.)

      Three Commercial Place, Norfolk, Virginia  23510-2191
             (Address of principal executive offices)

Registrant's telephone number, including area code (757) 629-2682

                            No Change
  (Former name or former address, if changed since last report.)

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Item 5.  Other Events.

     On April 23, 1997, Norfolk Southern Corporation ("NSC"), which owns all the common stock of Registrant, issued a press release announcing NSC's earnings and results of operations for the three-month period ended March 31, 1997. Promptly thereafter, NSC convened its regular quarterly meeting with financial analysts in the City of New York ("Analysts Meeting"). At the Analysts Meeting, certain of NSC's senior executive officers discussed first-quarter earnings and operating performance and certain additional matters relating to the proposed joint acquisition by NSC and CSX Corporation ("CSX") of all remaining shares of Conrail Inc. ("Conrail"). A copy of NSC's press release announcing first-quarter earnings is filed as
Exhibit 99.1 under Item 7(c).

     At the Analysts Meeting, NSC also released certain financial information for the three-month period ended March 31, 1997. Copies of NSC's unaudited interim Consolidated Statements of Income, Consolidated Balance Sheets, Consolidated Statements of Cash Flows, and explanatory notes are filed as Exhibit 99.2 under
Item 7(c).

     Also at the Analysts Meeting, certain of NSC's senior executive officers made presentations in which they discussed NSC's proposed acquisition (with CSX) of all still-outstanding shares of Conrail and, subject to necessary regulatory approval, NSC's proposed operation of a significant portion of the routes and assets of Conrail. The presentations included a prepared statement read at that meeting by Henry C. Wolf (Executive Vice President-Finance of NSC). A copy of Mr. Wolf's statement is filed as Exhibit 99.3 under Item 7(c).

     Any and all estimates of cost savings, synergies, projected earnings per share and pro forma financial information included in the Exhibits hereto are "forward-looking" and inherently subject to significant uncertainties and contingencies, many of which are beyond Registrant's and NSC's control, including: (a) future economic conditions in the markets in which Registrant and Conrail operate; (b) financial market conditions; (c) inflation rates; (d) changing competition and the effects of new and increased competition in the areas served by Registrant and Conrail; (e) changes in the economic regulatory climate in the United States railroad industry; (f) NSC's ability to eliminate or reduce duplicative administrative and other functions and facilities following the transaction involving Conrail; (g) labor uncertainties and Registrant's ability to implement anticipated labor savings; (h) unanticipated environmental and other situations relating to Conrail assets; (i) NSC's ability to integrate certain Conrail assets, including its information technology systems, within NSC's systems; and (j) adverse changes in applicable laws, regulations or rules governing environmental, tax or accounting matters. There can be no assurance that the estimated savings, revenue increases, synergies, projected earnings per share and pro forma financial information will be achieved; actual savings, revenue increases, synergies, earnings per share and pro forma financial information may vary materially from those estimated. The inclusion of such estimates herein should not be regarded as an indication or affirmation that Registrant, NSC or any other party considers such estimates an accurate prediction of future events.

Item 7(c).  Exhibits.

          99.1 -    Copy of press release issued by NSC on
                    April 23, 1997.

          99.2 -    Copies of NSC's unaudited interim
                    Consolidated Statements of Income,
                    Consolidated Balance Sheets,
                    Consolidated Statements of Cash Flows,
                    and explanatory notes for the
                    three-month period ended March 31, 1997.

          99.3 -    Copy of prepared statement given at the
                    Analysts Meeting on April 23, 1997, by
                    Henry C. Wolf.

                            Signatures

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               NORFOLK SOUTHERN RAILWAY COMPANY
                                         (Registrant)


                               By:  /s/ Dezora M. Martin
                                          (signature)
                                        Dezora M. Martin
                                  Assistant Corporate Secretary

Date:  April 23, 1997

                          EXHIBIT INDEX


Exhibit
Number
System              Description

  99.1              Copy of press release issued
                    by NSC on April 23, 1997.

  99.2 Copies of unaudited interim Consolidated Statements of Income, Consolidated Balance Sheets, Consolidated Statements of Cash Flows, and explanatory notes for the three-month period ended March 31, 1997.

  99.3              Copy of prepared statement
                    given at the Analysts
                    Meeting on April 23, 1997, by
                    Henry C. Wolf.